UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2025

BT BRANDS, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-56113	91-1495764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10501 Wayzata Blvd South, Suite 102, Minnetonka, MN	55305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 274-3055

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BTBD	Nasdaq Capital Market
Warrants	BTBDW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in its filings with the U.S. Securities and Exchange Commission (“SEC”), on December 13, 2024, BT Brands, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Original Agreement”) with Maxim Group LLC. as sales agent (the “Agent”), by and between the Company and the Agent. Pursuant to the terms of the Agreement, the Company may sell from time to time through the Agent the Company’s common stock, par value $0.002 per share (“Common Stock”), initially having an aggregate offering price of up to $3,005,000 (the “ATM Offering Program”). Sales of Common Stock, if any, under the Agreement may be made in any transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933.

The board of directors of the Company approved an increase in the size of the ATM Offering Program up to $3,565,880. The Company entered into Amendment No. 1 to the Agreement on November 21, 2025 (the “First Amendment”) to reflect this increase in the aggregate offering price of the ATM Offering Program, a copy of which is filed as Exhibit 1.1 to this Current Report.

The Company will file a prospectus supplement to the Company’s shelf registration statement on Form S-3 (Registration No. 333-283830) to cover the offer and sale of up to $3,565,880 of shares of Common Stock from time to time through the Agent, which represents the entire capacity under the ATM Offering Program.

The foregoing description of the material terms of the Agreement is qualified in its entirety by reference to the full text of the Original Agreement, a copy of which was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on December 16, 2024, which is incorporated herein by reference, and the full text of the First Amendment which is filed herewith. The foregoing description of the Original Agreement and the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Original Agreement and the First Amendment. The legal opinion of Ruffa &Ruffa, P.C., counsel to the Company, relating to the legality of the issuance and sale of Common Stock pursuant to the Agreement, as amended, is filed herewith as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Amendment No. 1 to Equity Distribution Agreement dated November 21, 2025, between the Company and Maxim Group LLC.

5.1	Ruffa & Ruffa, P.C.

23.1	Consent of Ruffa & Ruffa, P.C. (contained in Exhibit 5.1)

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BT BRANDS, INC.

Dated: November 25, 2025	By:	/s/ Gary Copperud
Gary Copperud
Chief Executive Officer

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